UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.              )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TRINITY CAPITAL INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! You invested in TRINITY CAPITAL INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 14, 2023. Get informed before you vote View the Annual Report on Form 10 - K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # FLASHID - JOB# Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 1 OF 322,224 148,294 2 30# XXXX XXXX XXXX XXXX TRINITY CAPITAL INC. 2023 Annual Meeting Vote by June 13, 2023 11:59 PM ET TRINITY CAPITAL INC. 1 N. 1ST STREET, STE. 302 PHOENIX, AZ 85004 Vote Virtually at the Meeting* June 14, 2023 9:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/TRIN2023 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

**SHARE CLASSES REPRESENTED FOR VOTING**

| | |
|---|---|
| THE COMPANY NAME INC. - COMMON ASDFGHJKL | 123456789.1234 |
| THE COMPANY NAME INC. - CLASS A | 123456789.1234 |
| THE COMPANY NAME INC. - CLASS B | 123456789.1234 |
| THE COMPANY NAME INC. - CLASS C | 123456789.1234 |
| THE COMPANY NAME INC. - CLASS D | 123456789.1234 |
| THE COMPANY NAME INC. - CLASS E | 123456789.1234 |
| THE COMPANY NAME INC. - CLASS F | 123456789.1234 |
| THE COMPANY NAME INC. - 401 K | 123456789.1234 |

| | Voting Items | Board Recommends |
|---|---|---|
| 1. | Election of Directors<br>**Nominees:** | |
| 1a. | Ronald E. Estes | For |
| 1b. | Michael E. Zacharia | For |
| 2. | To adopt the proposed amended Articles of Amendment and Restatement to declassify the Company's Board of Directors. | For |
| 3. | To authorize the Company to sell or otherwise issue up to 25% of then-outstanding shares at a price below then current NAV per share. | For |

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

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FLASHID-JOB#